UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-01530
Name of Registrant:	Vanguard Explorer Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: October 31
Date of reporting period: November 1, 2012 – October 31, 2013
Item 1: Reports to Shareholders

Annual Report | October 31, 2013

Vanguard Explorer™ Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	12
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	30
About Your Fund’s Expenses.	31
Trustees Approve Advisory Arrangements.	33
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2013

Total
Returns
Vanguard Explorer Fund
Investor Shares	42.89%
Admiral™ Shares	43.13
Russell 2500 Growth Index	37.60
Small-Cap Growth Funds Average	37.16
Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
October 31, 2012, Through October 31, 2013
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Explorer Fund
Investor Shares	$78.03	$107.96	$0.272	$2.303
Admiral Shares	72.68	100.54	0.392	2.142

Chairman’s Letter

Dear Shareholder,

When markets are surging, small-capitalization stocks are often at the forefront as confident investors more willingly accept the risk that typically accompanies a commitment to smaller, less-established companies. For the fiscal year ended October 31, 2013, Vanguard Explorer Fund fully capitalized on just such an investment climate.

It returned about 43% for both Investor and Admiral Shares, surpassing both its benchmark, the Russell 2500 Growth Index, and the average return of its small-cap growth peers by more than 5 percentage points.

Please note that in August we added Stephens Investment Management Group, LLC, as an advisor to the Explorer Fund. Stephens uses a bottom-up investment approach that combines fundamental research with quantitative screening to identify companies that are poised for earnings growth. The Explorer Fund now relies on seven advisors. Later in this letter, I’ll outline what we see as the benefits of a multi-manager approach to active fund management.

Also, in December, John J. Granahan, co-founder and chairman of Granahan Investment Management, announced his retirement from portfolio management. We’re grateful to Jack for decades of distinguished service to the Explorer Fund. I’m confident that Jack’s colleagues at the firm, which has advised the fund since 1990, will continue to provide excellent stewardship of your assets.

If you hold shares in a taxable account, you may wish to review information about the fund’s after-tax returns later in this report. Please note that as of October 31, 2013, the fund had realized short-term capital gains of $1.76 per share and long-term gains of $8.76, together accounting for about 10% of fund assets. Gains are distributed in December.

Amid uncertainty, U.S. stocks found a path to strong returns

U.S. stocks faced several challenges en route to an impressive return of about 29% for the 12 months ended October 31. Investors’ growing appetite for risk drove the rise, as corporate profit growth, in general wasn’t particularly tantalizing.

Although the end of the fiscal year was notable for the budget impasse that resulted in October’s 16-day partial federal government shutdown, the period as a whole was marked by uncertainty about Federal Reserve monetary policy and concern about the economy’s patchy growth. Vanguard’s chief economist, Joe Davis, recently noted that “as was the case at the start of the year, the U.S. economy continues to expand at a modest and uneven pace.”

Outside the United States, stocks returned about 20%. The developed markets of Europe and the Pacific region delivered robust gains; emerging-market stocks failed to keep pace.

Market Barometer

	Average Annual Total Returns
	Periods Ended October 31, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	28.40%	16.83%	15.84%
Russell 2000 Index (Small-caps)	36.28	17.69	17.04
Russell 3000 Index (Broad U.S. market)	28.99	16.89	15.94
MSCI All Country World Index ex USA (International)	20.29	6.04	12.48

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.08%	3.02%	6.09%
Barclays Municipal Bond Index (Broad tax-exempt market)	-1.72	3.60	6.37
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.07	0.12

CPI
Consumer Price Index	0.96%	2.21%	1.52%

Bond returns sagged as investors kept a close eye on the Fed

With investors fretting over the Fed’s next move in its stimulative bond-buying program, bonds recorded negative results for the 12 months. The broad U.S. taxable bond market returned –1.08%. The yield of the 10-year Treasury note closed at 2.54%, down from 2.63% at September’s close but up from 1.69% at the end of the previous fiscal year. (Bond yields and prices move in opposite directions.) Municipal bonds returned –1.72%.

Outside the United States, bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –1.95%.

The Fed’s target for short-term interest rates remained at 0%–0.25%, severely limiting returns of money market funds and savings accounts.

In a good year for small-caps, the Explorer Fund prospered

The stocks of small U.S. companies with strong growth potential—the focus of Vanguard Explorer Fund—were very much in favor during the 12 months, significantly outperforming their large-cap counterparts. The Russell 2500 Growth Index, which includes some mid-caps along with small-caps, returned 37.60%, about 9 percentage points more than the return of the Russell 1000 Growth Index, a gauge of large-cap growth stocks.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Explorer Fund	0.51%	0.34%	1.47%

The fund expense ratios shown are from the prospectus dated October 11, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2013, the fund’s expense ratios were 0.50% for Investor Shares and 0.34% for Admiral Shares. The
peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end
2012.

Peer group: Small-Cap Growth Funds.

It’s worth remembering that small-cap stocks are generally more volatile than large-caps: Along with the opportunity for sizable gains, there’s a risk of substantial losses. The Explorer Fund’s use of multiple advisors with diverse strategies and its broad exposure to about 600 stocks can help reduce—but certainly not eliminate—that risk.

As I mentioned, favorable market conditions were a factor in the fund’s success during the 12 months, but the advisors deserve credit as well for their superior stock choices. The information technology sector is a good example. The fund’s IT stocks, which accounted for one-quarter of its assets, returned about 40%, 5 percentage points more than their benchmark counterparts.

Investments in software and technology services companies performed particularly well. Small tech firms with seemingly bright prospects for growth proved attractive to investors at a time when larger companies saw no big increases in sales or profits.

Your fund also fared well in health care, one of its larger sectors. Led by soaring biotechnology stocks, the sector returned more than 50%, compared with less than 40% for the benchmark. Biotech stocks were propelled by hopes for treatment breakthroughs. Historically, however, the industry has had its share of busts along with booms; investors’ optimism can fade quickly when companies encounter setbacks with experimental therapies.

Total Returns
Ten Years Ended October 31, 2013
Average
Annual Return
Explorer Fund Investor Shares	8.95%
Russell 2500 Growth Index	9.85
Small-Cap Growth Funds Average	7.72
Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

In energy, despite an impressive absolute return of 29%, the fund didn’t quite keep pace, trailing the benchmark’s 47%.

For more about the advisors’ strategies and the fund’s positioning during the 12 months, see the Advisors’ Report that follows this letter.

Your fund has delivered competitive long-term results

For the decade ended October 31, Vanguard Explorer Fund posted an average annual return of 8.95%. The fund trailed its index but outperformed its peer-group average by more than 1 percentage point.

The decade included periods of extreme volatility, including the trauma of the 2008–2009 financial crisis. It’s a credit to the advisors that the fund weathered these challenges to deliver solid results. We believe that the advisors’ stewardship, supplemented by the fund’s low costs, will keep it competitive over the long term.

Combining diversity of thought with low costs brings benefits

Investors sometimes ask why Vanguard uses a multi-advisor approach for many of its actively managed equity funds. Just as we recommend diversification within and across asset classes for an investor’s overall portfolio, we think significant benefits can accrue from using multiple advisory firms for a single fund: diversity of investment process and style, thought, and holdings.

These elements can lead to less risk and better results. Because not all investment managers invest the same way, their returns relative to the benchmark don’t move in lockstep.

As with many investment topics, however, there are some misconceptions about the benefits of a multi-manager approach. For example, it is often suggested that the best ideas of the advisors are diluted when combined in one portfolio. Recent Vanguard research has found otherwise.

Conventional wisdom also suggests that multi-manager funds tend to be expensive. At Vanguard, this is not the case: Low costs are a hallmark of all our offerings. And Vanguard research indicates that low costs can contribute greatly to investing success, helping investors keep more of a portfolio’s return. (You can read more in Analyzing Multi-Manager Funds: Does Management Structure Affect Performance?, available at vanguard.com/ research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 18, 2013

Advisors’ Report

For the 12 months ended October 31, 2013, Vanguard Explorer Fund returned about 43% for both share classes. Your fund is managed by seven independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

As mentioned in the Chairman’s Letter, we have added Stephens Investment Management Group, LLC, as a seventh advisor to the Explorer Fund.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table on page 11. The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 25, 2013.

Wellington Management Company, llp

Portfolio Manager:
Kenneth L. Abrams, Senior Vice President
and Equity Portfolio Manager

Smaller-capitalization stocks rallied during the fiscal year, and the fund’s benchmark, the Russell 2500 Growth Index, returned nearly 38%. All ten industry sectors in the index posted positive results, led by consumer staples, which returned 59%.

Successes: Our stock selection in the materials, financial, and consumer discretionary sectors significantly boosted the portfolio’s relative returns. GameStop was our top absolute and relative contributor. The retailer, which sells video game software in North America, Europe, and Australia, advanced based on solid operating performance, rising investor confidence about sales of new gaming consoles, and diminishing concern that digital downloads will crimp sales of physical discs. Although we reduced our shares as the stock rose, GameStop remained one of our largest holdings at the period’s close.

Shortfalls: VeriFone Systems was our biggest absolute detractor. When we invested in the electronic payment technologies company, we believed that its established customer base and expanding market would support long-term earnings growth. However, our view changed as weak macroeconomic conditions in Europe, lower revenue from VeriFone’s Brazilian business, decreased merger benefits, and delays in its customer projects depressed earnings estimates, which sent shares lower, and we eliminated our position.

Granahan Investment
Management, Inc.

Portfolio Managers:
John J. Granahan, CFA
Co-Founder and Chairman

Gary C. Hatton, CFA, Co-Founder
and Chief Investment Officer

Jane M. White, Co-Founder,
President and Chief Executive Officer

Since the lows of October 2012, the market has shrugged off a great deal of bad news and rallied to new highs. Interestingly, earnings growth in the portfolio has slowed, although it has stabilized.

Our investment approach puts companies into one of three life-cycle categories: pioneer, core growth, and special situation. Valuations of core growth (53% of the portfolio) and special situation (27%) stocks are reasonable, but those in the pioneer category (20%) are more stretched. We believe this reflects the current market’s greater focus on the pioneers’ open-ended potential.

Successes: The United States remains a comparatively attractive place to invest. The portfolio was particularly successful in health care, information technology, and materials.

Shortfalls: The consumer discretionary, energy, and industrials sectors lagged.

Kalmar Investment Advisers

Portfolio Manager:
Ford B. Draper, Jr., President
and Chief Investment Officer

Strong market returns for the 12 months were propelled more by rising valuations than by corporate earnings growth in the slow economy. The magnitude of these returns will be hard to match in the year ahead. Still, despite political dysfunction in Washington that continues to restrain business confidence, early signs of improving domestic and world growth raise the prospect that incremental earnings improvement will support market valuations and enable decent equity returns in 2014. Moreover, the risk of recession over the next several years appears low, which should also help bolster market opportunity.

Successes: Our overall returns were very good; our growth companies in materials, technology, and financials helped the most. The largest individual contributors were Alliance Data Systems and Belden, both in IT, and B/E Aerospace and Chicago Bridge & Iron in industrials.

Shortfalls: Although they did advance, our holdings in consumer discretionary and consumer staples contributed the least. Our biggest detractors were Volcano, in health care; ValueClick and Nuance Communications, both in IT; and SandRidge Energy.

Century Capital Management, LLC

Portfolio Manager:
Alexander L. Thorndike, Chief Investment
Officer and Managing Partner

Equity markets kept marching upward, buoyed by improving corporate profitability and rebounds in Europe and Asia. U.S. economic news tied to housing, employment, and consumer sentiment remained positive, and inflation stayed low. Although a pullback in stocks is expected at some point, we believe that valuations are reasonable both relatively and historically. We are also encouraged by strong corporate balance sheets and investment trends.

On the downside, the federal government shutdown and political disputes have raised unnecessary uncertainty for investors and businesses. Investor sentiment generally remains bullish, but the markets continue to be somewhat fragile, and government squabbling could create a negative shift that changes the broader market outlook. Some management teams have indicated that they are waiting to see how Washington resolves tax and spending initiatives before deciding on their 2014 capital spending and human resources budgets. So far, investors assume the parties will reach a short-term resolution that mutes any significant damage to the recovery. More clarity about the eventual tapering of the Federal Reserve’s bond-buying would also help. We will continue to focus on high-quality companies with solid fundamentals, competitive advantages, and pricing power.

Successes: Health care and telecommunication services were our best-performing sectors. Standouts were j2 Global in technology, WuXi PharmaTech in health care, and Whiting Petroleum in energy.

Shortfalls: Industrials and information technology were the weakest sectors. The biggest detractors were Tower Group International in consumer discretionary, Herbalife in consumer staples, and Atlas Air Worldwide Holdings in industrials.

Chartwell Investment Partners, L.P.

Portfolio Managers:
Edward N. Antoian, CFA, CPA,
Managing Partner

John A. Heffern, Managing Partner
and Senior Portfolio Manager

Financial markets rose impressively, underpinned by signs of recovery in employment and housing data, generally positive earnings reports, and supportive Federal Reserve actions, although the period was marked by political distractions in Washington. Against this backdrop, our portfolio decisions steadfastly reflected our bias toward quality, leadership, defensible profit margins, and a pattern of successful execution of growth-oriented business strategies.

Successes: Business process outsourcing provider WNS was our top performer. It reported a string of solid quarters, with accelerating organic revenue growth and market share gains. Commercial real estate and capital markets services firm HFF had strong transaction volume, captured market share, and paid a large special dividend.

Shortfalls: The technology sector disappointed as software providers BroadSoft and Vocus significantly reduced their 2013 revenue and earnings guidance. BroadSoft’s Voice over Internet Protocol (VoIP) rollouts to service providers slowed, and business-model changes affecting profit margins hurt Vocus.

Vanguard Equity Investment Group

Portfolio Managers:
James D. Troyer, CFA, Principal

James P. Stetler, Principal

Michael R. Roach, CFA

Our diversified multi-factor model, which focuses on fundamental conditions and attributes that we believe give investors the best chance of long-term success, produced satisfying results. Specifically, our growth, quality, yields, and market sentiment indicators contributed to performance, although our management decisions indicator slightly detracted.

Successes: Performance was strong in eight of the ten sectors. Stock selection in industrials and IT contributed the most to our relative returns. Overweight positions in EnerSys, Alaska Air Group, and Hertz Global Holdings led in industrials. CalAmp and Ciena were the standouts in IT.

Shortfalls: Alon USA Energy and an underweight position in Cheniere Energy hurt our overall results, as did magicJack VocalTec in telecommunications.

Stephens Investment
Management Group, LLC

Portfolio Manager:
Ryan E. Crane, CFA,
Chief Investment Officer

As a new manager of the Explorer Fund, we took on responsibility for our portion in early August. Through the end of the period, we enjoyed strong absolute performance. We believe that the combination of accommodative monetary policy, a stable economy, and meager growth contributed to strong equity returns and our strategy’s success.

Successes: In our short time managing assets in the fund, health care, technology, and energy were areas of significant strength. Our health care holdings performed well across the board, led by our relative allocations to biotechnology and pharmaceutical stocks. An overweight position in energy, the period’s best-performing sector, drove results. Several holdings benefited from changes brought about by the Affordable Care Act.

Shortfalls: In such a short period, we had few meaningful shortfalls. Generally, our consumer staples stocks lagged the overall market.

Vanguard Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	28	3,378	Conducts research and analysis of individual
Company, LLP			companies to select stocks believed to have
			exceptional growth potential relative to their market
			valuations. Each stock is considered individually before
			purchase, and company developments are continually
			monitored for comparison with expectations for
			growth.
Kalmar Investment Advisers	23	2,751	Employs a “growth with value” strategy using creative,
			bottom-up research to uncover vigorously growing,
			high-quality businesses whose stocks can also be
			bought inefficiently valued. The strategy has a dual
			objective of strong returns with lower risk.
Granahan Investment	21	2,593	Bases its investment process on the beliefs that
Management, Inc.			earnings drive stock prices and that small, dynamic
			companies with exceptional growth prospects have the
			greatest long-term potential. A bottom-up, fundamental
			approach places companies in one of three life-cycle
			categories: pioneer, core growth, and special situation.
			In each, the process looks for companies with strong
			earnings growth potential and leadership in their
			markets.
Century Capital Management,	9	1,062	Employs a fundamental, bottom-up approach that
LLC			attempts to identify reasonably priced companies that
			will grow faster than the overall market. Companies
			also must have a superior return on equity, high
			recurring revenues, and improving margins.
Chartwell Investment Partners,	9	1,057	Uses a bottom-up, fundamental, research-driven
L.P.			stock-selection strategy focusing on companies with
			sustainable growth, strong management teams,
			competitive positions, and outstanding product and
			service offerings. These companies should continually
			demonstrate growth in earnings per share.
Vanguard Equity Investment	4	483	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings quality of companies as compared with
			their peers.
Stephens Investment	2	277	Employs a disciplined, bottom-up investment selection
Management Group, LLC			process that combines rigorous fundamental analysis
			with quantitative screening to identify companies with
			superior earnings growth potential. The approach
			screens for core growth stocks and for catalyst stocks.
			Core growth stocks have strong growth franchises,
			recurring revenue, and above-average growth rates;
			catalyst stocks are experiencing changes that could
			lead to accelerated earnings growth.
Cash Investments	4	469	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

Explorer Fund

Fund Profile
As of October 31, 2013

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VEXPX	VEXRX
Expense Ratio[1]	0.51%	0.34%
30-Day SEC Yield	0.06%	0.22%

Portfolio Characteristics
			DJ U.S.
		Russell	Total
		2500	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	639	1,440	3,612
Median Market Cap	$3.2B	$3.7B	$41.6B
Price/Earnings Ratio	29.4x	33.4x	19.8x
Price/Book Ratio	3.1x	4.4x	2.5x
Return on Equity	10.4%	13.9%	16.5%
Earnings Growth
Rate	12.7%	14.1%	10.6%
Dividend Yield	0.6%	0.8%	1.9%
Foreign Holdings	3.8%	0.0%	0.0%
Turnover Rate	65%	—	—
Short-Term Reserves	2.1%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ U.S.
		2500	Total
		Growth	Market
	Fund	Index	FA Index
Consumer
Discretionary	18.5%	19.0%	13.3%
Consumer Staples	2.6	4.0	8.8
Energy	5.4	4.7	9.7
Financials	8.4	8.4	17.3
Health Care	15.5	16.0	12.5
Industrials	16.6	17.9	11.5
Information
Technology	25.6	20.9	17.7
Materials	6.2	7.5	3.8
Telecommunication
Services	1.0	1.0	2.2
Utilities	0.2	0.6	3.2

Volatility Measures
		DJ U.S.
	Russell 2500	Total Market
	Growth Index	FA Index
R-Squared	0.99	0.92
Beta	0.98	1.24
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Alliance Data Systems	Data Processing &
Corp.	Outsourced Services	1.3%
West Pharmaceutical
Services Inc.	Health Care Supplies	1.0
Ultimate Software Group
Inc.	Application Software	0.8
Alkermes plc	Biotechnology	0.8
DSW Inc.	Apparel Retail	0.8
TiVo Inc.	Application Software	0.7
Cooper Cos. Inc.	Health Care Supplies	0.7
PTC Inc.	Application Software	0.7
Urban Outfitters Inc.	Apparel Retail	0.6
Dick's Sporting Goods
Inc.	Specialty Stores	0.6
Top Ten		8.0%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated October 11, 2013, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2013, the expense ratios were 0.50% for Investor Shares and 0.34% for Admiral Shares.

Explorer Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2003, Through October 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended October 31, 2013

					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment

	Explorer Fund*Investor Shares	42.89%	19.88%	8.95%	$23,574
••••••••	Russell 2500 Growth Index	37.60	20.87	9.85	25,578

– – – –	Small-Cap Growth Funds Average	37.16	18.52	7.72	21,046
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	28.86	16.01	8.13	21,850
Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Explorer Fund Admiral Shares	43.13%	20.09%	9.14%	$119,867
Russell 2500 Growth Index	37.60	20.87	9.85	127,892
Dow Jones U.S. Total Stock Market Float
Adjusted Index	28.86	16.01	8.13	109,248

See Financial Highlights for dividend and capital gains information.

Explorer Fund

Fiscal-Year Total Returns (%): October 31, 2003, Through October 31, 2013

Average Annual Total Returns: Periods Ended September 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	12/11/1967	35.54%	13.77%	9.56%
Admiral Shares	11/12/2001	35.75	13.96	9.74

Explorer Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of October 31, 2013

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market	Percentage
			Value	of Net
		Shares	($000)	Assets
Common Stocks
Consumer Discretionary
	DSW Inc. Class A	1,050,926	92,135	0.8%
*	Urban Outfitters Inc.	2,015,660	76,353	0.6%
	Dick’s Sporting Goods Inc.	1,377,202	73,281	0.6%
*	Life Time Fitness Inc.	1,346,145	61,142	0.5%
	Hanesbrands Inc.	882,213	60,096	0.5%
*,^	Imax Corp.	1,971,171	57,460	0.5%
	GameStop Corp. Class A	974,992	53,449	0.4%
*	DreamWorks Animation SKG Inc. Class A	1,446,940	49,543	0.4%
*	Buffalo Wild Wings Inc.	337,197	48,078	0.4%
*	Outerwall Inc.	708,921	46,066	0.4%
	Consumer Discretionary—Other †		1,493,379	12.4%
			2,110,982	17.5%
Consumer Staples
^	Herbalife Ltd.	759,623	49,239	0.4%
*	United Natural Foods Inc.	659,294	47,107	0.4%
	Consumer Staples—Other †		188,099	1.6%
			284,445	2.4%
Energy
	Cabot Oil & Gas Corp.	1,351,830	47,747	0.4%
	Energy—Other †		565,982	4.7%
			613,729	5.1%
Financials
*	Affiliated Managers Group Inc.	333,335	65,814	0.6%
*,1	eHealth Inc.	1,489,965	63,502	0.5%
	NASDAQ OMX Group Inc.	1,783,477	63,189	0.5%
	Financials—Other †		692,122	5.7%
			884,627	7.3%

Explorer Fund

			Market	Percentage
			Value	of Net
		Shares	($000)	Assets
Health Care
	West Pharmaceutical Services Inc.	2,449,920	118,454	1.0%
*	Alkermes plc	2,684,335	94,462	0.8%
	Cooper Cos. Inc.	630,876	81,516	0.7%
*	Salix Pharmaceuticals Ltd.	988,072	70,894	0.6%
*	ICON plc	1,413,388	57,157	0.5%
	Universal Health Services Inc. Class B	683,350	55,051	0.4%
*	Bruker Corp.	2,505,542	51,238	0.4%
*	Cyberonics Inc.	856,254	49,457	0.4%
1	Kindred Healthcare Inc.	3,223,139	44,737	0.4%
	Health Care—Other †		1,149,025	9.5%
			1,771,991	14.7%
Industrials
	Kennametal Inc.	1,470,985	67,665	0.6%
*	WESCO International Inc.	766,800	65,531	0.5%
*	B/E Aerospace Inc.	773,807	62,802	0.5%
	Pentair Ltd.	865,650	58,076	0.5%
	Chicago Bridge & Iron Co. NV	762,451	56,490	0.5%
*	Armstrong World Industries Inc.	972,435	51,957	0.4%
	AO Smith Corp.	991,730	51,223	0.4%
	MSC Industrial Direct Co. Inc. Class A	631,005	48,190	0.4%
	EnerSys Inc.	716,915	47,567	0.4%
	Industrials—Other †		1,383,961	11.5%
			1,893,462	15.7%
Information Technology
*	Alliance Data Systems Corp.	652,833	154,761	1.3%
*	Ultimate Software Group Inc.	658,699	101,756	0.8%
*,1	TiVo Inc.	6,144,960	81,667	0.7%
*	PTC Inc.	2,904,791	80,521	0.7%
*	Cadence Design Systems Inc.	5,425,360	70,367	0.6%
*	Finisar Corp.	2,904,400	66,830	0.6%
*	First Solar Inc.	1,234,268	62,047	0.5%
*	Euronet Worldwide Inc.	1,394,029	60,501	0.5%
*	Sapient Corp.	3,554,890	56,203	0.5%
*	WNS Holdings Ltd. ADR	2,460,687	55,341	0.5%
*	Silicon Laboratories Inc.	1,304,720	52,476	0.4%
*	Pandora Media Inc.	2,087,380	52,456	0.4%
*	Acxiom Corp.	1,571,000	52,204	0.4%
	Ubiquiti Networks Inc.	1,343,290	51,824	0.4%
	Belden Inc.	761,985	51,251	0.4%
*	Teradyne Inc.	2,760,820	48,287	0.4%
*	Infoblox Inc.	1,072,900	47,690	0.4%
	Information Technology—Other †		1,790,376	14.8%
			2,936,558	24.3%
Materials
	Smurfit Kappa Group plc	1,960,019	47,691	0.4%
	PolyOne Corp.	1,517,260	45,973	0.4%
	Materials—Other †		618,339	5.1%
			712,003	5.9%

Explorer Fund

			Market	Percentage
			Value	of Net
		Shares	($000)	Assets
Other
^,2 Vanguard Small-Cap ETF		865,083	91,483	0.7%
^,2 Vanguard Small-Cap Growth ETF		713,200	83,701	0.7%
Other—Other †			21,605	0.2%
			196,789	1.6%

Telecommunication Services †			108,898	0.9%

Utilities †			14,045	0.1%
Total Common Stocks (Cost $7,826,778)			11,527,529	95.5%[3]

	Coupon
Temporary Cash Investments
Money Market Fund
[4],5 Vanguard Market Liquidity Fund	0.120%	644,213,000	644,213	5.3%

Repurchase Agreement †			40,900	0.4%

6U.S. Government and Agency Obligations †			14,595	0.1%
Total Temporary Cash Investments (Cost $699,711)			699,708	5.8%[3]
Total Investments (Cost $8,526,489)			12,227,237	101.3%
Other Assets and Liabilities
Other Assets			119,357	1.0%
Liabilities[5]			(276,978)	(2.3%)
			(157,621)	(1.3%)
Net Assets			12,069,616	100.0%

Explorer Fund

At October 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	7,171,158
Overdistributed Net Investment Income	(8,098)
Accumulated Net Realized Gains	1,200,167
Unrealized Appreciation (Depreciation)
Investment Securities	3,700,748
Futures Contracts	5,640
Foreign Currencies	1
Net Assets	12,069,616

Investor Shares—Net Assets
Applicable to 51,618,195 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,572,579
Net Asset Value Per Share—Investor Shares	$107.96

Admiral Shares—Net Assets
Applicable to 64,623,455 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	6,497,037
Net Asset Value Per Share—Admiral Shares	$100.54

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $146,646,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.9% and 3.4%, respectively, of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
5 Includes $152,293,000 of collateral received for securities on loan.
6 Securities with a value of $11,896,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Statement of Operations

Year Ended
October 31, 2013
($000)
Investment Income
Income
Dividends[1,2]	69,510
Interest[2]	427
Securities Lending	8,387
Total Income	78,324
Expenses
Investment Advisory Fees—Note B
Basic Fee	21,212
Performance Adjustment	(20)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	14,892
Management and Administrative—Admiral Shares	5,594
Marketing and Distribution—Investor Shares	927
Marketing and Distribution—Admiral Shares	850
Custodian Fees	135
Auditing Fees	39
Shareholders’ Reports—Investor Shares	65
Shareholders’ Reports—Admiral Shares	68
Trustees’ Fees and Expenses	30
Total Expenses	43,792
Expenses Paid Indirectly	(394)
Net Expenses	43,398
Net Investment Income	34,926
Realized Net Gain (Loss)
Investment Securities Sold[2]	1,296,328
Futures Contracts	24,851
Foreign Currencies	3
Realized Net Gain (Loss)	1,321,182
Change in Unrealized Appreciation (Depreciation)
Investment Securities	2,267,051
Futures Contracts	7,823
Foreign Currencies	1
Change in Unrealized Appreciation (Depreciation)	2,274,875
Net Increase (Decrease) in Net Assets Resulting from Operations	3,630,983
1 Dividends are net of foreign withholding taxes of $265,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $5,784,000, $382,000, and $432,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	34,926	21,187
Realized Net Gain (Loss)	1,321,182	484,760
Change in Unrealized Appreciation (Depreciation)	2,274,875	125,178
Net Increase (Decrease) in Net Assets Resulting from Operations	3,630,983	631,125
Distributions
Net Investment Income
Investor Shares	(16,823)	(7,529)
Admiral Shares	(20,358)	(10,619)
Realized Capital Gain
Investor Shares	(142,437)	—
Admiral Shares	(111,244)	—
Total Distributions	(290,862)	(18,148)
Capital Share Transactions
Investor Shares	(1,200,040)	(1,230,052)
Admiral Shares	1,163,674	230,431
Net Increase (Decrease) from Capital Share Transactions	(36,366)	(999,621)
Total Increase (Decrease)	3,303,755	(386,644)
Net Assets
Beginning of Period	8,765,861	9,152,505
End of Period[1]	12,069,616	8,765,861
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($8,098,000) and ($2,738,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$78.03	$73.02	$66.02	$51.77	$45.54
Investment Operations
Net Investment Income	. 219[1]	.108	.077	.109	.178
Net Realized and Unrealized Gain (Loss)
on Investments	32.286	4.998	7.029	14.239	6.334
Total from Investment Operations	32.505	5.106	7.106	14.348	6.512
Distributions
Dividends from Net Investment Income	(.272)	(. 096)	(.106)	(. 098)	(.282)
Distributions from Realized Capital Gains	(2.303)	—	—	—	—
Total Distributions	(2.575)	(. 096)	(.106)	(. 098)	(.282)
Net Asset Value, End of Period	$107.96	$78.03	$73.02	$66.02	$51.77

Total Return[2]	42.89%	7.00%	10.76%	27.74%	14.46%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,573	$5,008	$5,864	$6,290	$5,677
Ratio of Total Expenses to
Average Net Assets[3]	0.50%	0.49%	0.50%	0.49%	0.54%
Ratio of Net Investment Income to
Average Net Assets	0.27%[1]	0.16%	0.12%	0.19%	0.38%
Portfolio Turnover Rate	65%	59%	89%[4]	82%	95%

1 Net investment income per share and the ratio of net investment income to average net assets include $.038 and 0.03%, respectively, resulting from a special dividend from HFF Inc. in December 2012.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.03%), 0.00%, (0.01%), and (0.01%).
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended October 31,
Throughout Each Period	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$72.68	$68.04	$61.50	$48.21	$42.45
Investment Operations
Net Investment Income	. 375[1]	.236	.179	.206	.246
Net Realized and Unrealized Gain (Loss)
on Investments	30.019	4.621	6.550	13.259	5.881
Total from Investment Operations	30.394	4.857	6.729	13.465	6.127
Distributions
Dividends from Net Investment Income	(.392)	(.217)	(.189)	(.175)	(. 367)
Distributions from Realized Capital Gains	(2.142)	—	—	—	—
Total Distributions	(2.534)	(.217)	(.189)	(.175)	(. 367)
Net Asset Value, End of Period	$100.54	$72.68	$68.04	$61.50	$48.21

Total Return	43.13%	7.16%	10.94%	27.98%	14.66%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,497	$3,757	$3,288	$2,864	$2,252
Ratio of Total Expenses to
Average Net Assets[2]	0.34%	0.32%	0.34%	0.32%	0.34%
Ratio of Net Investment Income to
Average Net Assets	0.43%[1]	0.33%	0.28%	0.36%	0.58%
Portfolio Turnover Rate	65%	59%	89%[3]	82%	95%

1 Net investment income per share and the ratio of net investment income to average net assets include $.019 and 0.03%, respectively, resulting from a special dividend from HFF Inc. in December 2012.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.03%), 0.00%, (0.01%), and (0.01%).
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Explorer Fund

Notes to Financial Statements

Vanguard Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund may use index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Explorer Fund

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2013, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

4. Repurchase Agreements: The fund may enter into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

Explorer Fund

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, llp, Kalmar Investment Advisers, Granahan Investment Management, Inc., Century Capital Management, LLC, Chartwell Investment Partners, L.P., and, beginning August 2013, Stephens Investment Management Group, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Wellington Management Company, llp, Kalmar Investment Advisers, and Granahan Investment Management, Inc., are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index. The basic fee of Century Capital Management, LLC, is subject to quarterly adjustments based on performance for the preceding three years relative to a 50/50 blend of the Russell 2500 Index and Russell 2500 Growth Index. The basic fee of Chartwell Investment Partners, L.P., is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index for periods prior to February 1, 2012, and the current benchmark, Russell 2000 Growth Index, beginning February 1, 2012. The current benchmark willbe fully phased in by January 31, 2015. In accordance with the advisory contract entered into with Stephens Investment Management Group, LLC, beginning August 1, 2014, the investment advisory fee will be subject to quarterly adjustments based on performance since October 31, 2013, relative to the Russell 2500 Growth Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $323,000 for the year ended October 31, 2013.

For the year ended October 31, 2013, the aggregate investment advisory fee represented an effective annual basic rate of 0.21% of the fund’s average net assets, before a decrease of $20,000 (0.00%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2013, the fund had contributed capital of $1,374,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.55% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Explorer Fund

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2013, these arrangements reduced the fund’s expenses by $394,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of October 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	11,456,107	66,556	4,866
Temporary Cash Investments	644,213	55,495	—
Futures Contracts—Liabilities[1]	(2,050)	—	—
Total	12,098,270	122,051	4,866
1 Represents variation margin on the last day of the reporting period.

F. At October 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	December 2013	2,182	239,540	4,377
E-mini S&P MidCap 400 Index	December 2013	404	51,971	1,263

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Explorer Fund

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $3,108,000 from overdistributed net investment income, and $116,489,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at October 31, 2013, the fund had $204,524,000 of ordinary income and $1,018,125,000 of long-term capital gains available for distribution.

At October 31, 2013, the cost of investment securities for tax purposes was $8,530,506,000. Net unrealized appreciation of investment securities for tax purposes was $3,696,731,000, consisting of unrealized gains of $3,877,304,000 on securities that had risen in value since their purchase and $180,573,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended October 31, 2013, the fund purchased $6,480,432,000 of investment securities and sold $7,012,642,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

	Year Ended October 31,
	2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	512,781	5,468	476,407	6,191
Issued in Lieu of Cash Distributions	157,299	2,003	7,422	103
Redeemed	(1,870,120)	(20,041)	(1,713,881)	(22,411)
Net Increase (Decrease)—Investor Shares	(1,200,040)	(12,570)	(1,230,052)	(16,117)
Admiral Shares
Issued	1,844,750	20,811	946,621	13,411
Issued in Lieu of Cash Distributions	123,108	1,686	9,801	146
Redeemed	(804,184)	(9,572)	(725,991)	(10,188)
Net Increase (Decrease) —Admiral Shares	1,163,674	12,925	230,431	3,369

Explorer Fund

J. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Oct. 31, 2012		Proceeds from		Oct. 31, 2013
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
eHealth Inc.	32,368	2,059	2,639	—	63,502
HFF Inc. Class A	30,986	785	27,438	3,467	NA1
Kindred Healthcare Inc.	27,981	6,155	1,353	355	44,737
Optimer Pharmaceuticals Inc.	NA2	28,079	50,729	—	NA2
TiVo Inc.	63,219	16,142	17,232	—	81,667
	154,554			3,822	189,906
1 Not applicable—At October 31, 2013, the security was still held, but the issuer was no longer an affiliated company of the fund.
2 Not applicable—At October 31, 2012, and October 31, 2013, the issuer was not an affiliated company of the fund, but it was affiliated during the period.

K. Management has determined that no material events or transactions occurred subsequent to October 31, 2013, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees and Shareholders of Vanguard Explorer Fund:

In our opinion, the accompanying statement of net assets–investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Explorer Fund (the “Fund”) at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 16, 2013

Special 2013 tax information (unaudited) for Vanguard Explorer Fund

This information for the fiscal year ended October 31, 2013, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $352,096,000 as capital gain dividends (from net long-term capital gains)
to shareholders during the current fiscal year and $29,161,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year ended October 31, 2012.

The fund distributed $37,181,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 21.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for one share class only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Explorer Fund Investor Shares
Periods Ended October 31, 2013

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	42.89%	19.88%	8.95%
Returns After Taxes on Distributions	42.21	19.73	8.34
Returns After Taxes on Distributions and Sale of Fund Shares	25.11	16.25	7.26

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Explorer Fund	4/30/2013	10/31/2013	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,199.96	$2.83
Admiral Shares	1,000.00	1,200.91	1.94
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.63	$2.60
Admiral Shares	1,000.00	1,023.44	1.79

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.51% for Investor Shares and 0.35% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Explorer Fund added Stephens Investment Management Group, LLC (SIMG), to the fund’s investment advisory team in August 2013. The board also approved an amended advisory arrangement with Granahan Investment Management, Inc. (Granahan). The amended agreement contains a new fee schedule that increases the base fee paid to Granahan. The board had previously renewed the fund’s investment advisory arrangements with Century Capital Management, LLC (Century Capital); Chartwell Investment Partners, L.P. (Chartwell); Kalmar Investment Advisers (Kalmar); Wellington Management Company, llp (Wellington Management); and The Vanguard Group, Inc. (Vanguard) (through its Equity Investment Group). Please see the fund’s semiannual report dated April 30, 2013, for more information about the board’s approval of the arrangements with Century Capital, Kalmar, Wellington Management, and Vanguard.

The board decided to approve the arrangement with SIMG and amended arrangement with Granahan based upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management services, and took into account the organizational depth and stability of each advisor. The board noted the following: Granahan. Founded in 1985, Granahan specializes in small-cap growth equity investing. The firm uses fundamental research to select a portfolio of 130–170 stocks with sustainable growth characteristics. Granahan achieves portfolio diversification through dedicated allocations to three categories of growth companies: core growth (35%–70%), represented by companies with strong market position, based on proprietary products or services; pioneers (10%–35%), companies with unique technology or innovations; and special situation (20%–50%), companies with growth potential overlooked by the market. The firm has managed a portion of the fund since 1990.

SIMG. SIMG, a subsidiary of Stephens Investments Holdings LLC, a privately held and family-owned company, is an investment advisory firm founded in 2005. SIMG employs a disciplined, bottom-up investment selection process that combines rigorous fundamental analysis with quantitative screening in an effort to identify companies that exhibit potential for superior earnings growth that is unrecognized by the markets.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangements.

Investment performance

The board analyzed the performance of SIMG’s small- and mid-cap growth portfolio. The board noted that this portfolio’s strategy is substantially similar to the strategy that SIMG will employ when managing fund assets. The board noted that, like some of the current advisors of the fund, SIMG underperformed the benchmark over the one-year period ended May 31, 2013. The board also noted, however, that its portfolio’s return since inception (in 2011) has beaten the Russell 2500 Growth Index. In addition, when comparing SIMG’s small-cap growth strategy’s annualized excess returns relative to the Russell 2000 Growth Index, SIMG has outperformed on a consistent basis.

The board also considered the short- and long-term performance of the fund and Granahan, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board considered the cost of services to be provided, including consideration of competitive fee rates. The board concluded that the addition of SIMG would result in a modest increase in the fund’s aggregate investment advisory fee but that the fund’s advisory fee and expense ratio would remain significantly below the fund’s peer averages. The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of SIMG or Granahan in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for SIMG and Granahan. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U.S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.
Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm and Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Chairman of the Board of
(diversified manufacturing and services), Hewlett-	Hillenbrand, Inc. (specialized consumer services) and
Packard Co. (electronic computer manufacturing),	of Oxfam America; Director of SKF AB (industrial

machinery), Hyster-Yale Materials Handling, Inc.	Executive Officers
(forklift trucks), and the Lumina Foundation for
Education; Member of the Advisory Council for the	Glenn Booraem
College of Arts and Letters and of the Advisory Board	Born 1967. Controller Since July 2010. Principal
to the Kellogg Institute for International Studies, both	Occupation(s) During the Past Five Years: Principal
at the University of Notre Dame.	of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Mark Loughridge	Group; Assistant Controller of each of the investment
Born 1953. Trustee Since March 2012. Principal	companies served by The Vanguard Group (2001–2010).
Occupation(s) During the Past Five Years: Senior Vice
President and Chief Financial Officer at IBM (information	Thomas J. Higgins
technology services); Fiduciary Member of IBM’s	Born 1957. Chief Financial Officer Since September
Retirement Plan Committee.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Director of TIFF Advisory Services, Inc. (investment	Occupation(s) During the Past Five Years: Principal of
advisor); Member of the Investment Advisory	The Vanguard Group, Inc.; Treasurer of each of the
Committees of the Financial Industry Regulatory	investment companies served by The Vanguard
Authority (FINRA) and of Major League Baseball.	Group; Assistant Treasurer of each of the investment
companies served by The Vanguard Group (1988–2008).
André F. Perold
Born 1952. Trustee Since December 2004. Principal	Heidi Stam
Occupation(s) During the Past Five Years: George	Born 1956. Secretary Since July 2005. Principal
Gund Professor of Finance and Banking at the Harvard	Occupation(s) During the Past Five Years: Managing
Business School (retired 2011); Chief Investment	Director of The Vanguard Group, Inc.; General Counsel
Officer and Managing Partner of HighVista Strategies	of The Vanguard Group; Secretary of The Vanguard
LLC (private investment firm); Director of Rand	Group and of each of the investment companies
Merchant Bank; Overseer of the Museum of Fine	served by The Vanguard Group; Director and Senior
Arts Boston.	Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Vanguard Senior ManagementTeam
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Mortimer J. Buckley	Chris D. McIsaac
President, and Chief Executive Officer of NACCO	Kathleen C. Gubanich	Michael S. Miller
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Paul A. Heller	James M. Norris
Materials Handling, Inc. (forklift trucks); Director of	Martha G. King	Glenn W. Reed
the National Association of Manufacturers; Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland;
Advisory Chairman of the Board of The Cleveland
Museum of Art.	Chairman Emeritus and Senior Advisor

John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q240 122013

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2013: $39,000
Fiscal Year Ended October 31, 2012: $38,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2013: $5,714,113
Fiscal Year Ended October 31, 2012: $4,809,780

Includes fees billed in connection with audits of the Registrant and other registered investment companies in the Vanguard complex. Also includes fees billed in connection with audits of The Vanguard Group, Inc. and Vanguard Marketing Corporation for Fiscal Year Ended October 31, 2013.

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2013: $1,552,950
Fiscal Year Ended October 31, 2012: $1,812,565

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended October 31, 2013: $110,000
Fiscal Year Ended October 31, 2012: $490,518

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation. Also includes fees billed in connection with certain tax services related to audits of the Registrant and other registered investment companies in the Vanguard complex for Fiscal Year Ended October 31, 2012.

(d) All Other Fees.

Fiscal Year Ended October 31, 2013: $132,000
Fiscal Year Ended October 31, 2012: $16,000

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2013: $242,000
Fiscal Year Ended October 31, 2012: $506,518

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Explorer™ Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)

Common Stocks (95.5%)[1]
Consumer Discretionary (17.5%)
	DSW Inc. Class A	1,050,926	92,135
*	Urban Outfitters Inc.	2,015,660	76,353
	Dick's Sporting Goods Inc.	1,377,202	73,281
*	Life Time Fitness Inc.	1,346,145	61,142
	Hanesbrands Inc.	882,213	60,096
*,^	Imax Corp.	1,971,171	57,460
	GameStop Corp. Class A	974,992	53,449
*	DreamWorks Animation SKG Inc. Class A	1,446,940	49,543
*	Buffalo Wild Wings Inc.	337,197	48,078
*	Outerwall Inc.	708,921	46,066
	Brunswick Corp.	914,335	41,264
	Texas Roadhouse Inc. Class A	1,482,060	40,638
	Dana Holding Corp.	2,061,900	40,413
	Interpublic Group of Cos. Inc.	2,342,700	39,357
*	LKQ Corp.	1,167,015	38,546
	Cheesecake Factory Inc.	801,698	37,880
*	CarMax Inc.	799,370	37,562
	Service Corp. International	2,015,830	36,305
*	Tenneco Inc.	679,177	36,044
	Tractor Supply Co.	490,100	34,969
*	Crocs Inc.	2,801,300	34,120
*	Ulta Salon Cosmetics & Fragrance Inc.	259,625	33,453
	Churchill Downs Inc.	387,750	33,312
*	TRW Automotive Holdings Corp.	428,565	32,189
	HSN Inc.	598,100	31,340
*	Standard Pacific Corp.	3,950,800	31,330
	Ryland Group Inc.	777,603	31,260
	Pier 1 Imports Inc.	1,490,391	31,119
*	Live Nation Entertainment Inc.	1,535,605	29,852
*	Conn's Inc.	491,912	29,731
	Sotheby's	562,000	29,168
	New York Times Co. Class A	2,032,600	28,111
*	Denny's Corp.	4,193,981	26,632
	Six Flags Entertainment Corp.	676,757	25,453
*	Under Armour Inc. Class A	312,900	25,392
	Cinemark Holdings Inc.	768,700	25,221
	Guess? Inc.	780,365	24,386
	Stage Stores Inc.	1,168,286	24,125
	Movado Group Inc.	517,265	24,120
*	MGM Resorts International	1,219,530	23,220
*	Tumi Holdings Inc.	1,069,220	22,828
*	Shutterfly Inc.	460,998	22,653
*	Cabela's Inc.	348,600	20,679
	Shoe Carnival Inc.	746,300	19,396
*	Deckers Outdoor Corp.	267,500	18,412
*	Grand Canyon Education Inc.	385,330	18,215
*	Express Inc.	781,925	18,148
*	Steven Madden Ltd.	489,217	17,944
	Group 1 Automotive Inc.	269,276	17,234
*	Lululemon Athletica Inc.	247,200	17,069
*	Fifth & Pacific Cos. Inc.	639,130	16,931
*	Genesco Inc.	240,200	16,360
	PetSmart Inc.	223,479	16,260
*	Marriott Vacations Worldwide Corp.	309,886	15,519
*	Bally Technologies Inc.	206,190	15,081
*	iRobot Corp.	428,984	14,530
	Oxford Industries Inc.	186,155	13,360
*	Del Frisco's Restaurant Group Inc.	732,710	13,262
	Abercrombie & Fitch Co.	337,000	12,631
*	HomeAway Inc.	411,210	12,192
	Tiffany & Co.	148,900	11,788

1

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
*	Gentherm Inc.	468,388	10,937
*	Francesca's Holdings Corp.	594,500	10,695
	Brinker International Inc.	211,274	9,385
*	BJ's Restaurants Inc.	338,610	9,163
	Vail Resorts Inc.	127,517	8,984
*	Krispy Kreme Doughnuts Inc.	350,875	8,512
*	Hibbett Sports Inc.	138,400	8,073
*	Meritage Homes Corp.	128,400	5,828
*	Helen of Troy Ltd.	123,006	5,747
*	LifeLock Inc.	323,175	5,200
	KB Home	303,800	5,155
*	Tesla Motors Inc.	29,590	4,733
*	Steiner Leisure Ltd.	82,017	4,595
*	Discovery Communications Inc.	48,100	3,978
	Goodyear Tire & Rubber Co.	178,500	3,745
*	Wet Seal Inc. Class A	1,123,025	3,717
*	Starz	121,100	3,651
	Ross Stores Inc.	47,100	3,643
	Domino's Pizza Inc.	53,342	3,577
*	AMC Networks Inc. Class A	49,700	3,483
	Cracker Barrel Old Country Store Inc.	30,000	3,296
*	Chuy's Holdings Inc.	87,104	3,275
	National CineMedia Inc.	174,500	3,057
^	Sturm Ruger & Co. Inc.	45,150	2,953
*	Lions Gate Entertainment Corp.	84,287	2,915
*	Jarden Corp.	52,100	2,884
*	Red Robin Gourmet Burgers Inc.	36,600	2,788
	Papa John's International Inc.	36,300	2,747
*	Asbury Automotive Group Inc.	54,600	2,624
	Aaron's Inc.	91,100	2,584
*	Bloomin' Brands Inc.	102,800	2,573
	Regal Entertainment Group Class A	132,700	2,523
	Buckle Inc.	49,400	2,418
*	Orbitz Worldwide Inc.	254,100	2,348
*,^	Smith & Wesson Holding Corp.	216,300	2,332
	American Eagle Outfitters Inc.	138,900	2,152
	Brown Shoe Co. Inc.	94,500	2,121
*	Madison Square Garden Co. Class A	33,700	2,040
	GNC Holdings Inc. Class A	34,400	2,023
*	Overstock.com Inc.	80,750	1,892
	Tupperware Brands Corp.	21,000	1,883
*	Multimedia Games Holding Co. Inc.	48,600	1,580
*	Jack in the Box Inc.	35,900	1,460
	DineEquity Inc.	15,600	1,280
	Haverty Furniture Cos. Inc.	41,500	1,154
*	Lumber Liquidators Holdings Inc.	9,600	1,096
	Dillard's Inc. Class A	12,000	984
	Arctic Cat Inc.	18,600	975
	Big 5 Sporting Goods Corp.	29,700	562
	PetMed Express Inc.	29,500	438
*	Libbey Inc.	14,200	303
	Core-Mark Holding Co. Inc.	2,800	198
*	ANN Inc.	3,271	116
			2,110,982
Consumer Staples (2.4%)
^	Herbalife Ltd.	759,623	49,239
*	United Natural Foods Inc.	659,294	47,107
	PriceSmart Inc.	379,752	43,212
	Hillshire Brands Co.	1,020,100	33,490
	Sanderson Farms Inc.	465,900	29,450
	Casey's General Stores Inc.	319,000	23,249
	Glanbia plc	1,347,697	18,865
*	Fresh Market Inc.	249,430	12,698
	Nu Skin Enterprises Inc. Class A	40,027	4,680

2

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
*	Rite Aid Corp.	631,000	3,363
*	Fairway Group Holdings Corp.	117,900	2,880
	Whole Foods Market Inc.	44,700	2,822
*	TreeHouse Foods Inc.	37,800	2,769
*	Annie's Inc.	56,600	2,674
*	Pilgrim's Pride Corp.	161,486	2,288
	Ingredion Inc.	34,400	2,262
*	Green Mountain Coffee Roasters Inc.	29,500	1,853
*	Prestige Brands Holdings Inc.	33,900	1,059
*	SUPERVALU Inc.	69,000	485
			284,445
Energy (5.1%)
	Cabot Oil & Gas Corp.	1,351,830	47,747
	Core Laboratories NV	233,675	43,749
*	Rosetta Resources Inc.	652,900	39,135
*	Superior Energy Services Inc.	1,436,752	38,548
	Patterson-UTI Energy Inc.	1,441,800	34,978
*	Atwood Oceanics Inc.	595,025	31,614
*	Whiting Petroleum Corp.	472,585	31,611
*	Gulfport Energy Corp.	492,575	28,909
	Western Refining Inc.	868,100	28,014
*	Southwestern Energy Co.	689,230	25,653
*	TETRA Technologies Inc.	1,514,916	19,648
	Alon USA Energy Inc.	1,620,900	19,580
	Trican Well Service Ltd.	1,361,900	19,136
	RPC Inc.	969,250	17,776
*	Basic Energy Services Inc.	1,187,808	17,425
*	Kodiak Oil & Gas Corp.	1,321,748	17,143
*	Carrizo Oil & Gas Inc.	382,127	16,752
*	Bonanza Creek Energy Inc.	328,885	16,622
	SemGroup Corp. Class A	268,440	16,211
*,^	Clean Energy Fuels Corp.	1,228,620	13,994
*	Approach Resources Inc.	449,300	12,648
*	Rex Energy Corp.	523,215	11,249
*	ION Geophysical Corp.	2,155,947	10,004
	Oceaneering International Inc.	113,300	9,730
*	Pioneer Energy Services Corp.	1,110,098	9,325
*	Key Energy Services Inc.	1,099,800	8,600
*	Dril-Quip Inc.	31,400	3,687
*	Alpha Natural Resources Inc.	526,200	3,683
	CVR Energy Inc.	58,700	2,332
	Range Resources Corp.	27,400	2,074
	Delek US Holdings Inc.	74,100	1,893
*	Hercules Offshore Inc.	272,700	1,854
	HollyFrontier Corp.	37,746	1,739
*	Forum Energy Technologies Inc.	58,700	1,718
	SEACOR Holdings Inc.	17,500	1,712
*	Oil States International Inc.	14,500	1,575
*,^	Halcon Resources Corp.	293,400	1,520
*	Frank's International NV	49,000	1,499
	EXCO Resources Inc.	221,900	1,200
*	Oasis Petroleum Inc.	17,700	943
*	Newpark Resources Inc.	30,800	393
	SM Energy Co.	1,200	106
			613,729
Financials (7.3%)
*	Affiliated Managers Group Inc.	333,335	65,814
*,2	eHealth Inc.	1,489,965	63,502
	NASDAQ OMX Group Inc.	1,783,477	63,189
	East West Bancorp Inc.	1,160,110	39,084
	CapitalSource Inc.	2,894,700	37,863
	Brown & Brown Inc.	1,126,865	35,981
	Zions Bancorporation	1,240,490	35,193
	Och-Ziff Capital Management Group LLC Class A	2,669,149	33,338

3

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2013

		Market
		Value
	Shares	($000)
* WisdomTree Investments Inc.	2,346,574	32,617
Solar Capital Ltd.	1,390,000	31,900
MFA Financial Inc.	4,271,125	31,649
Radian Group Inc.	2,152,649	31,364
Financial Engines Inc.	532,800	29,768
International Bancshares Corp.	1,231,796	28,147
Protective Life Corp.	579,747	26,715
Primerica Inc.	613,800	26,363
Synovus Financial Corp.	7,727,915	25,116
HFF Inc. Class A	873,378	21,441
Redwood Trust Inc.	1,209,000	21,182
* Stifel Financial Corp.	515,107	21,094
* Signature Bank	203,830	20,754
^ Cohen & Steers Inc.	453,124	17,382
First Industrial Realty Trust Inc.	902,155	16,302
Evercore Partners Inc. Class A	296,980	14,989
PacWest Bancorp	378,662	14,408
Cathay General Bancorp	491,638	12,109
Cardinal Financial Corp.	570,569	9,414
STAG Industrial Inc.	405,900	8,487
Lexington Realty Trust	721,680	8,444
* Portfolio Recovery Associates Inc.	131,200	7,800
* Encore Capital Group Inc.	102,200	4,992
* IntercontinentalExchange Inc.	17,900	3,450
* First Cash Financial Services Inc.	50,200	3,037
* World Acceptance Corp.	28,076	2,923
* Credit Acceptance Corp.	23,335	2,760
* SVB Financial Group	27,700	2,653
American Financial Group Inc.	45,600	2,565
Omega Healthcare Investors Inc.	65,600	2,181
Nelnet Inc. Class A	49,676	2,118
* Arch Capital Group Ltd.	34,600	2,005
Federated Investors Inc. Class B	73,700	1,999
ProAssurance Corp.	42,700	1,935
Corrections Corp. of America	51,300	1,898
Axis Capital Holdings Ltd.	39,000	1,849
Regency Centers Corp.	33,100	1,710
Apartment Investment & Management Co. Class A	60,300	1,687
* Realogy Holdings Corp.	34,500	1,419
Extra Space Storage Inc.	30,000	1,380
Inland Real Estate Corp.	107,800	1,152
Ryman Hospitality Properties Inc.	29,800	1,100
CoreSite Realty Corp.	30,800	999
* FelCor Lodging Trust Inc.	134,900	906
Montpelier Re Holdings Ltd.	32,300	892
Sovran Self Storage Inc.	9,600	734
Oritani Financial Corp.	42,400	688
Spirit Realty Capital Inc.	61,100	639
Rayonier Inc.	12,627	594
Geo Group Inc.	14,000	494
GAMCO Investors Inc.	6,800	486
MarketAxess Holdings Inc.	6,400	417
Universal Health Realty Income Trust	9,200	404
QC Holdings Inc.	165,033	388
* Nationstar Mortgage Holdings Inc.	5,900	303
* Ambac Financial Group Inc.	12,600	254
Federal Realty Investment Trust	1,000	104
Tree.com Inc.	3,500	103
		884,627
Health Care (14.7%)
West Pharmaceutical Services Inc.	2,449,920	118,454
* Alkermes plc	2,684,335	94,462
Cooper Cos. Inc.	630,876	81,516
* Salix Pharmaceuticals Ltd.	988,072	70,894

4

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
*	ICON plc	1,413,388	57,157
	Universal Health Services Inc. Class B	683,350	55,051
*	Bruker Corp.	2,505,542	51,238
*	Cyberonics Inc.	856,254	49,457
2	Kindred Healthcare Inc.	3,223,139	44,737
^	ResMed Inc.	854,489	44,211
*	WellCare Health Plans Inc.	655,800	43,729
*	Globus Medical Inc.	2,162,194	41,514
*	Covance Inc.	445,645	39,778
*	Henry Schein Inc.	338,350	38,041
	Community Health Systems Inc.	827,700	36,113
*	Regeneron Pharmaceuticals Inc.	124,800	35,893
*	Insulet Corp.	907,115	35,396
*	Catamaran Corp.	684,347	32,137
*	Mettler-Toledo International Inc.	128,259	31,739
*	Actavis plc	194,930	30,132
*	Vertex Pharmaceuticals Inc.	388,100	27,687
*	BioMarin Pharmaceutical Inc.	429,800	27,000
	DENTSPLY International Inc.	560,350	26,393
*	MedAssets Inc.	1,129,385	26,010
*	Bio-Rad Laboratories Inc. Class A	209,240	25,845
*	WuXi PharmaTech Cayman Inc. ADR	839,734	24,562
*	Haemonetics Corp.	567,315	23,010
*	Tornier NV	1,032,704	22,213
*	Luminex Corp.	1,132,501	22,084
*	Brookdale Senior Living Inc. Class A	783,362	21,213
*	Jazz Pharmaceuticals plc	233,152	21,156
*	Santarus Inc.	872,740	20,361
*	Allscripts Healthcare Solutions Inc.	1,395,400	19,298
*	Molina Healthcare Inc.	605,854	19,169
*	QIAGEN NV	827,000	19,153
*	Elan Corp. plc ADR	1,113,373	18,549
*	ABIOMED Inc.	749,300	17,968
*	Alexion Pharmaceuticals Inc.	142,703	17,545
*	NPS Pharmaceuticals Inc.	600,527	17,283
*	Nektar Therapeutics	1,808,000	17,194
*	Align Technology Inc.	298,300	17,021
*	Portola Pharmaceuticals Inc.	763,248	16,906
	Air Methods Corp.	357,002	15,608
*,^	Exelixis Inc.	2,801,947	13,814
*	Isis Pharmaceuticals Inc.	398,439	13,256
*	Akorn Inc.	622,122	12,716
*	Hyperion Therapeutics Inc.	600,440	12,027
*	Volcano Corp.	568,389	10,896
*	Incyte Corp. Ltd.	277,415	10,819
*	Seattle Genetics Inc.	278,200	10,747
*	ImmunoGen Inc.	640,000	10,534
*	Pacira Pharmaceuticals Inc.	205,186	10,364
*	Sarepta Therapeutics Inc.	217,660	8,476
	Masimo Corp.	330,136	8,458
*	Cepheid Inc.	203,550	8,289
*	Wright Medical Group Inc.	289,485	7,865
*	Exact Sciences Corp.	633,058	6,976
	Invacare Corp.	313,350	6,728
	Trinity Biotech plc ADR	262,863	6,572
*	MWI Veterinary Supply Inc.	40,818	6,475
*	Aegerion Pharmaceuticals Inc.	62,142	5,147
*	ViroPharma Inc.	126,425	4,908
*	Neogen Corp.	93,750	4,333
*	Medidata Solutions Inc.	39,000	4,302
*	ICU Medical Inc.	69,300	4,283
*	Illumina Inc.	42,300	3,955
*	United Therapeutics Corp.	43,300	3,833
*	Endo Health Solutions Inc.	81,000	3,542

5

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
*	athenahealth Inc.	26,500	3,538
*	Cerner Corp.	62,800	3,519
	HealthSouth Corp.	90,102	3,164
	Questcor Pharmaceuticals Inc.	49,724	3,052
*	Centene Corp.	52,900	2,971
*	PAREXEL International Corp.	63,400	2,898
*	Charles River Laboratories International Inc.	57,500	2,830
*	IDEXX Laboratories Inc.	25,100	2,707
*	IPC The Hospitalist Co. Inc.	48,400	2,652
*	HMS Holdings Corp.	114,700	2,424
*	Sirona Dental Systems Inc.	31,500	2,276
	Chemed Corp.	33,106	2,245
*	Quintiles Transnational Holdings Inc.	52,600	2,209
*	NuVasive Inc.	68,900	2,190
*	Cambrex Corp.	121,958	2,051
*	Acadia Healthcare Co. Inc.	46,300	2,008
*	AMN Healthcare Services Inc.	145,200	1,800
	PDL BioPharma Inc.	214,300	1,734
*	Hologic Inc.	75,900	1,699
*	Providence Service Corp.	50,200	1,500
*	Addus HomeCare Corp.	42,000	1,086
*	Surgical Care Affiliates Inc.	35,500	932
*	Ligand Pharmaceuticals Inc. Class B	17,800	921
*	Alliance HealthCare Services Inc.	35,600	897
*	Prothena Corp. plc	33,894	815
*	Sagent Pharmaceuticals Inc.	36,700	796
	Abaxis Inc.	18,900	675
	Meridian Bioscience Inc.	25,700	635
*	Thoratec Corp.	12,900	557
*	Team Health Holdings Inc.	8,000	348
*	Endocyte Inc.	29,150	304
*	Medical Action Industries Inc.	42,100	255
	Utah Medical Products Inc.	2,000	111
			1,771,991
Industrials (15.7%)
	Kennametal Inc.	1,470,985	67,665
*	WESCO International Inc.	766,800	65,531
*	B/E Aerospace Inc.	773,807	62,802
	Pentair Ltd.	865,650	58,076
	Chicago Bridge & Iron Co. NV	762,451	56,490
*	Armstrong World Industries Inc.	972,435	51,957
	AO Smith Corp.	991,730	51,223
	MSC Industrial Direct Co. Inc. Class A	631,005	48,190
	EnerSys Inc.	716,915	47,567
*	Moog Inc. Class A	748,408	44,702
*	DXP Enterprises Inc.	472,105	43,386
*	AerCap Holdings NV	2,135,016	43,319
	AMETEK Inc.	854,020	40,848
*	Old Dominion Freight Line Inc.	852,538	39,984
*	JetBlue Airways Corp.	5,560,800	39,426
*	Middleby Corp.	170,602	38,838
	Flowserve Corp.	553,425	38,446
*	Genesee & Wyoming Inc. Class A	384,688	38,407
*	Huron Consulting Group Inc.	591,465	34,642
*	IHS Inc. Class A	313,560	34,194
*	Teledyne Technologies Inc.	379,903	33,743
*	Clean Harbors Inc.	531,075	32,794
*	RBC Bearings Inc.	455,194	31,313
	Con-way Inc.	748,840	30,852
	Waste Connections Inc.	719,500	30,751
	Acuity Brands Inc.	298,960	30,048
*	MRC Global Inc.	1,016,600	28,414
*,^	Swift Transportation Co.	1,280,500	27,902
*	Mobile Mini Inc.	729,700	26,357

6

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
*	Esterline Technologies Corp.	323,600	25,940
*,^	Polypore International Inc.	564,955	25,536
	Manpowergroup Inc.	323,590	25,272
*	Terex Corp.	713,500	24,937
	KAR Auction Services Inc.	818,200	24,317
	Herman Miller Inc.	787,697	23,899
*	United Rentals Inc.	356,026	22,996
*	Stericycle Inc.	194,815	22,637
	Lennox International Inc.	274,161	21,401
	Corporate Executive Board Co.	293,409	21,390
*	Hexcel Corp.	503,925	21,321
*	American Woodmark Corp.	597,559	20,269
	Graco Inc.	249,521	19,278
*	Quanta Services Inc.	605,505	18,292
*	Rush Enterprises Inc. Class A	632,371	18,098
	UTi Worldwide Inc.	1,152,235	17,514
*	Trimas Corp.	459,857	17,410
*	Avis Budget Group Inc.	468,379	14,674
	Mine Safety Appliances Co.	303,523	14,618
	TAL International Group Inc.	295,682	14,284
*	Advisory Board Co.	204,396	14,022
*	H&E Equipment Services Inc.	538,054	13,467
*	Saia Inc.	403,883	13,138
	Kaman Corp.	350,827	13,044
	Robert Half International Inc.	323,302	12,457
*	Hub Group Inc. Class A	331,433	12,174
	Knight Transportation Inc.	713,480	12,108
*	CAI International Inc.	542,519	11,876
	John Bean Technologies Corp.	435,530	11,838
	Exponent Inc.	137,522	10,398
*	Copart Inc.	320,364	10,325
	Actuant Corp. Class A	268,695	10,092
*	51job Inc. ADR	131,700	10,088
*	Rexnord Corp.	341,731	8,038
	Universal Forest Products Inc.	138,943	7,353
*	WageWorks Inc.	91,200	4,670
*	Proto Labs Inc.	53,900	4,520
*	MasTec Inc.	136,528	4,365
	Lincoln Electric Holdings Inc.	61,100	4,231
	Alaska Air Group Inc.	54,624	3,860
*	Verisk Analytics Inc. Class A	53,800	3,686
	Dun & Bradstreet Corp.	32,600	3,547
	Generac Holdings Inc.	69,500	3,430
	Fortune Brands Home & Security Inc.	77,900	3,356
	ITT Corp.	81,100	3,222
	RR Donnelley & Sons Co.	172,900	3,211
	Deluxe Corp.	67,609	3,184
	Mueller Water Products Inc. Class A	367,200	3,147
*	US Airways Group Inc.	142,900	3,140
	Cintas Corp.	58,100	3,124
*	Taser International Inc.	168,200	2,989
*	DigitalGlobe Inc.	87,800	2,794
	Steelcase Inc. Class A	147,179	2,412
*	AECOM Technology Corp.	70,000	2,225
*	II-VI Inc.	128,266	2,188
*	Hertz Global Holdings Inc.	94,000	2,158
*	USG Corp.	78,900	2,155
	Comfort Systems USA Inc.	114,800	2,139
	Manitowoc Co. Inc.	109,100	2,123
	Crane Co.	31,400	1,994
	Altra Holdings Inc.	61,500	1,868
	Copa Holdings SA Class A	11,900	1,780
*	PGT Inc.	150,200	1,570
*	Chart Industries Inc.	14,500	1,558

7

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	Acacia Research Corp.	68,800	1,038
	Mueller Industries Inc.	13,700	826
	Hyster-Yale Materials Handling Inc.	10,300	808
	Aircastle Ltd.	42,200	796
*	Republic Airways Holdings Inc.	54,100	637
	Barrett Business Services Inc.	5,600	466
	Huntington Ingalls Industries Inc.	6,500	465
	Toro Co.	7,600	448
	IDEX Corp.	6,250	432
	Albany International Corp.	9,400	346
*	Spirit Airlines Inc.	4,300	186
			1,893,462
Information Technology (24.3%)
*	Alliance Data Systems Corp.	652,833	154,761
*	Ultimate Software Group Inc.	658,699	101,756
*,2	TiVo Inc.	6,144,960	81,667
*	PTC Inc.	2,904,791	80,521
*	Cadence Design Systems Inc.	5,425,360	70,367
*	Finisar Corp.	2,904,400	66,830
*	First Solar Inc.	1,234,268	62,047
*	Euronet Worldwide Inc.	1,394,029	60,501
*	Sapient Corp.	3,554,890	56,203
*	WNS Holdings Ltd. ADR	2,460,687	55,341
*	Silicon Laboratories Inc.	1,304,720	52,476
*	Pandora Media Inc.	2,087,380	52,456
*	Acxiom Corp.	1,571,000	52,204
	Ubiquiti Networks Inc.	1,343,290	51,824
	Belden Inc.	761,985	51,251
*	Teradyne Inc.	2,760,820	48,287
*	Infoblox Inc.	1,072,900	47,690
*	Bankrate Inc.	2,570,967	43,295
*	Informatica Corp.	1,107,545	42,751
	IAC/InterActiveCorp	763,535	40,765
*	Genpact Ltd.	2,055,400	40,759
*	Microsemi Corp.	1,613,790	40,555
*	Trimble Navigation Ltd.	1,385,040	39,571
*	NCR Corp.	1,057,540	38,653
*	Ruckus Wireless Inc.	2,639,964	38,280
*	Qlik Technologies Inc.	1,501,300	38,043
*	Concur Technologies Inc.	337,485	35,301
	Convergys Corp.	1,736,381	34,276
*	Aruba Networks Inc.	1,762,660	33,068
*	CoStar Group Inc.	180,130	31,881
*	LinkedIn Corp. Class A	139,200	31,135
*	Tyler Technologies Inc.	317,692	30,724
*	Fairchild Semiconductor International Inc. Class A	2,336,400	29,602
*	MICROS Systems Inc.	537,085	29,137
	MercadoLibre Inc.	208,438	28,063
*	Red Hat Inc.	645,100	27,913
*	Aspen Technology Inc.	723,980	27,678
*	Imperva Inc.	718,865	27,561
*	Cardtronics Inc.	686,033	26,927
*,^	InvenSense Inc.	1,580,934	26,702
*	WEX Inc.	281,300	26,259
	NICE Systems Ltd. ADR	631,945	24,760
*	F5 Networks Inc.	302,495	24,656
	Heartland Payment Systems Inc.	609,219	24,643
*	Proofpoint Inc.	718,172	22,723
*	Atmel Corp.	3,088,985	22,488
*	ON Semiconductor Corp.	3,142,740	22,188
	j2 Global Inc.	401,390	22,068
*	Ciena Corp.	936,420	21,791
	FactSet Research Systems Inc.	199,650	21,750
*	Salesforce.com Inc.	406,560	21,694

8

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
	Syntel Inc.	244,262	20,967
*	Web.com Group Inc.	776,377	20,923
	FEI Co.	227,820	20,294
*	RADWARE Ltd.	1,317,700	19,726
*	Rovi Corp.	1,148,500	19,249
*,^	Fusion-io Inc.	1,768,800	19,015
*	Riverbed Technology Inc.	1,192,600	17,674
*	Diodes Inc.	696,426	16,867
*	Dealertrack Technologies Inc.	450,827	16,816
*	Super Micro Computer Inc.	1,180,802	16,437
*	Demandware Inc.	327,341	16,187
*	SS&C Technologies Holdings Inc.	396,247	15,573
*	Nanometrics Inc.	826,028	15,348
*	E2open Inc.	660,197	14,854
	Power Integrations Inc.	256,660	14,743
*	SPS Commerce Inc.	214,900	14,645
*	CalAmp Corp.	612,322	14,408
*	Liquidity Services Inc.	550,900	14,384
*	Zillow Inc. Class A	178,605	14,222
	EVERTEC Inc.	589,675	13,834
*	Semtech Corp.	416,725	12,964
*	Brocade Communications Systems Inc.	1,615,700	12,958
*	Constant Contact Inc.	499,882	12,952
*	ValueClick Inc.	664,068	12,757
*	Stratasys Ltd.	111,140	12,584
*	Responsys Inc.	760,545	12,427
*	FleetCor Technologies Inc.	106,837	12,324
	Mentor Graphics Corp.	551,830	12,184
	MKS Instruments Inc.	410,827	12,177
	Avago Technologies Ltd. Class A	258,280	11,734
*	Skyworks Solutions Inc.	424,395	10,941
*	EPAM Systems Inc.	288,800	10,821
*	PROS Holdings Inc.	299,600	10,591
*	ATMI Inc.	386,886	10,577
*	Manhattan Associates Inc.	98,983	10,543
*	VeriFone Systems Inc.	461,840	10,465
	MAXIMUS Inc.	214,164	10,376
^	IPG Photonics Corp.	153,000	10,139
	Intersil Corp. Class A	899,995	10,044
*	Entropic Communications Inc.	2,283,830	9,775
	Littelfuse Inc.	110,000	9,353
*	Tangoe Inc.	478,383	9,137
*	Spansion Inc. Class A	744,285	8,909
*	Tremor Video Inc.	910,730	8,779
*	Progress Software Corp.	322,500	8,372
*	MaxLinear Inc.	828,059	7,171
	Monolithic Power Systems Inc.	224,500	7,148
*	Gigamon Inc.	219,600	6,759
*	Synchronoss Technologies Inc.	171,329	5,931
*	Interactive Intelligence Group Inc.	96,479	5,929
*	Virtusa Corp.	178,000	5,532
*,^	Millennial Media Inc.	775,247	5,450
*	Information Services Group Inc.	1,207,014	5,142
*	Palo Alto Networks Inc.	98,987	4,173
	Broadridge Financial Solutions Inc.	113,000	3,973
*	Angie's List Inc.	279,970	3,945
*	Gartner Inc.	66,238	3,905
	Jack Henry & Associates Inc.	70,700	3,861
*	OSI Systems Inc.	49,300	3,591
	Cognex Corp.	108,600	3,394
*	CommVault Systems Inc.	41,500	3,240
*	Fortinet Inc.	159,600	3,210
	LSI Corp.	336,600	2,854
*,^	SunPower Corp. Class A	94,200	2,844

9

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2013

			Market
			Value
		Shares	($000)
*	Anixter International Inc.	32,931	2,815
*	Vantiv Inc. Class A	102,000	2,805
	DST Systems Inc.	32,896	2,789
	Microchip Technology Inc.	62,800	2,698
*	Unisys Corp.	95,340	2,512
*	Plexus Corp.	65,500	2,507
*	Freescale Semiconductor Ltd.	149,200	2,304
*,^	Advanced Micro Devices Inc.	678,200	2,265
	Blackbaud Inc.	61,500	2,214
*	Zebra Technologies Corp.	45,800	2,213
*	ARRIS Group Inc.	122,900	2,195
	Booz Allen Hamilton Holding Corp.	103,141	2,042
*	Cavium Inc.	45,100	1,818
*	VeriSign Inc.	31,900	1,732
*	RF Micro Devices Inc.	318,130	1,670
*	RealD Inc.	234,535	1,623
*	Hittite Microwave Corp.	25,300	1,616
	National Instruments Corp.	51,500	1,496
*	Electronics For Imaging Inc.	41,600	1,427
*	Cree Inc.	23,400	1,422
*	AVG Technologies NV	70,500	1,417
*	ANSYS Inc.	15,700	1,373
*	Silicon Graphics International Corp.	89,100	1,138
*	comScore Inc.	40,300	1,077
	CSG Systems International Inc.	38,200	1,064
	Pegasystems Inc.	27,300	1,039
*	Applied Micro Circuits Corp.	71,500	834
*	58.Com Inc. ADR	34,000	820
*	Calix Inc.	64,900	660
*	Extreme Networks Inc.	120,400	645
	Lender Processing Services Inc.	17,000	587
*	Silicon Image Inc.	99,100	520
*	Synaptics Inc.	9,900	460
*	Comverse Inc.	13,100	414
*	NeuStar Inc. Class A	8,800	404
			2,936,558
Materials (5.9%)
	Smurfit Kappa Group plc	1,960,019	47,691
	PolyOne Corp.	1,517,260	45,973
	KapStone Paper and Packaging Corp.	872,657	45,343
*	Graphic Packaging Holding Co.	5,180,564	43,517
*	Ferro Corp.	3,328,755	42,708
*	WR Grace & Co.	460,835	42,240
	Ashland Inc.	437,590	40,499
	Ball Corp.	816,195	39,904
	Minerals Technologies Inc.	702,160	39,763
	Methanex Corp.	662,590	38,536
	Allegheny Technologies Inc.	1,100,000	36,410
	Steel Dynamics Inc.	1,903,200	34,201
	Albemarle Corp.	503,935	33,355
	Schweitzer-Mauduit International Inc.	531,414	32,884
	FMC Corp.	423,170	30,790
	Carpenter Technology Corp.	413,430	24,529
	American Vanguard Corp.	868,994	22,681
	Koppers Holdings Inc.	444,785	19,797
*	OM Group Inc.	483,300	16,432
	Packaging Corp. of America	68,800	4,285
	Valspar Corp.	57,200	4,002
	Rock Tenn Co. Class A	36,000	3,852
*	Owens-Illinois Inc.	110,100	3,500
	NewMarket Corp.	10,473	3,261
	Westlake Chemical Corp.	26,500	2,847
	Avery Dennison Corp.	57,200	2,695
*	Louisiana-Pacific Corp.	155,600	2,647

10

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2013

					Market
					Value
				Shares	($000)
	Airgas Inc.			21,500	2,345
*	Berry Plastics Group Inc.			72,500	1,456
	International Flavors & Fragrances Inc.			17,600	1,455
	Balchem Corp.			23,800	1,363
*	American Pacific Corp.			22,900	1,042
					712,003
Other (1.6%)
^,3	Vanguard Small-Cap ETF			865,083	91,483
^,3	Vanguard Small-Cap Growth ETF			713,200	83,701
	iShares Russell 2000 ETF			153,250	16,739
*,4	Dropbox Private Placement			425,730	4,866
					196,789
Telecommunication Services (0.9%)
*	SBA Communications Corp. Class A			437,745	38,290
*	Vonage Holdings Corp.			9,656,390	36,018
*	tw telecom inc Class A			1,009,725	31,826
	Atlantic Tele-Network Inc.			24,500	1,358
	IDT Corp. Class B			38,000	832
	NTELOS Holdings Corp.			20,000	381
*	Fairpoint Communications Inc.			20,700	193
					108,898
Utilities (0.1%)
*	NRG Yield Inc. Class A			310,292	10,990
	American States Water Co.			79,800	2,273
	Otter Tail Corp.			26,200	782

					14,045

Total Common Stocks (Cost $7,826,778)					11,527,529

		Coupon

Temporary Cash Investments (5.8%)[1]
Money Market Fund (5.3%)
5,6	Vanguard Market Liquidity Fund	0.120%		644,213,000	644,213

				Face
			Maturity	Amount
			Date	($000)
Repurchase Agreement (0.4%)
	Deutsche Bank Securities, Inc. (Dated 10/31/13,
	Repurchase Value $40,900,000, collateralized by
	Federal Home Loan Mortgage Corp. 3.000%-7.000%,
	9/1/19-2/1/48, Government National Mortgage Assn.
	3.000%-5.000%, 8/20/40-10/20/43, and U.S. Treasury
	Note/Bond 1.500%, 3/31/19, with a value of
	$41,718,000)	0.120%	11/1/13	40,900	40,900

U.S. Government and Agency Obligations (0.1%)
7,8	Federal Home Loan Bank Discount Notes	0.100%	11/13/13	2,000	2,000
7,8	Federal Home Loan Bank Discount Notes	0.100%	12/6/13	400	400
7,8	Federal Home Loan Bank Discount Notes	0.090%-0.100%	1/15/14	5,000	4,998
7,8	Federal Home Loan Bank Discount Notes	0.070%	3/12/14	4,700	4,697
9	Freddie Mac Discount Notes	0.120%	12/30/13	2,500	2,500

					14,595

Total Temporary Cash Investments (Cost $699,711)					699,708

Total Investments (101.3%) (Cost $8,526,489)					12,227,237
Other Assets and Liabilities—Net (-1.3%)[6]					(157,621)
Net Assets (100%)					12,069,616

11

Vanguard® Explorer Fund
Schedule of Investments
October 31, 2013

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $146,646,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 97.9% and 3.4%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Restricted security represents 0.0% of net assets.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 Includes $152,293,000 of collateral received for securities on loan.
7 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
8 Securities with a value of $11,896,000 have been segregated as initial margin for open futures contracts.
9 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
ADR—American Depositary Receipt.

12

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© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA240_122013

pwc

Report of Independent Registered Public Accounting Firm

To the Trustees of and Shareholders of Vanguard Explorer Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Vanguard Explorer Fund (the "Fund") as of October 31, 2013 and for the year then ended and have issued our unqualified report thereon dated December 16, 2013 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund's schedule of investments as of October 31, 2013 appearing in Item 6 of this Form N-CSR. This schedule of investments is the responsibility of the Fund's management. Our responsibility is to express an opinion on the schedule of investments based on our audit.

In our opinion, the schedule of investments referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP

December 16, 2013

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042
T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD EXPLORER FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD EXPLORER FUND
BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: December 19, 2013
VANGUARD EXPLORER FUND
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: December 19, 2013

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number
2-11444, Incorporated by Reference.